EXHIBIT 21

                        BROWNING-FERRIS INDUSTRIES, INC.
                              LIST OF SUBSIDIARIES


 2 A.B.C. Disposal, Inc.                                           Wisconsin
10 Al-Mulla Environmental Systems, W.L.L.                             Kuwait
 Acco International, Inc.                                              Texas
 Acco Paper Mill Fibers Co., Inc.                                      Texas
 Acco Records Disposal Company, Inc.                                   Texas
 Acco Trading Company, Inc.                                            Texas
 Acco Waste Disposal, Inc.                                             Texas
 Acco Waste Paper, Inc.                                                Texas
 BFI Acquisition Company No. 2, Inc.                               Wisconsin
 BFI Acquisition, Inc.                                              Delaware
 BFI Aviation Services, Inc.                                        Delaware
 BFI Constructors                                                 California
 BFI Disposal Systems of North America, Inc.                        Delaware
   BFI Disposal Systems of Alabama, Inc.                            Delaware
   Blount County Disposal, Inc.                                      Alabama
   Lawrence County Disposal, Inc.                                    Alabama
   South Alabama Disposal, Inc.                                      Alabama
   Walker County Disposal, Inc.                                      Alabama
   BFI Disposal Systems of Florida, Inc.                             Florida
   BFI Wood Resource of Jacksonville, Inc.                           Florida
   Wood Resource Recovery, Inc.                                      Florida
   BFI Disposal Systems of Georgia, Inc.                            Delaware
   East DeKalb Landfill, Inc.                                        Georgia
   Marble Mill Recycling & Transfer Station, Inc.                    Georgia
   Moreland Avenue Disposal, Inc.                                    Georgia
   BFI Disposal Systems of Mississippi, Inc.                        Delaware
   Escatawpa Environmental Services, Inc.                        Mississippi
   BFI Disposal Systems of North Carolina, Inc.                     Delaware
      Holly Springs Disposal, Inc.                            North Carolina
   Sampson County Disposal, Inc.                              North Carolina
   BFI Disposal Systems of Ohio, Inc.                               Delaware
   Browning-Ferris Industries of Ohio, Inc.                         Delaware
   BFI Acquisition Company                                              Ohio
   BFI Tire Recyclers of Ohio, Inc.                                     Ohio
   Franklintown East Realty, Inc.                               Pennsylvania
 1 Warner Hill Development Company                                      Ohio
 1 Warner Hill Improvement Company                                      Ohio
   Browning-Ferris Gas Services, Inc.                               Delaware
 BFI Energy Systems, Inc.                                           Delaware
   BFI Ref-Fuel, Inc.                                               Delaware
   BFI Energy Systems of Albany, Inc.                               Delaware
   BFI Energy Systems of Bergen County, Inc.                      New Jersey
   BFI Energy Systems of Boston, Inc.                          Massachusetts
   BFI Energy Systems of East Bridgewater, Inc.                     Delaware
   BFI Energy Systems of Essex County, Inc.                       New Jersey
13 American REF-FUEL Construction of                              New Jersey
   Essex County, Inc.
   BFI Energy Systems of Fresno, Inc.                             California
   BFI Energy Systems of Hempstead, Inc.                            Delaware
   BFI Energy Systems of Kent/Sussex, Inc.                          Delaware
   BFI Energy Systems of Lehigh Valley, Inc.                        Delaware
15 American REF-FUEL Construction of                                Delaware
   Lehigh Valley, Inc.
   BFI Energy Systems of Lowell, Inc.                               Delaware
   BFI Energy Systems of Mecklenburg County, Inc.             North Carolina
   BFI Energy Systems of Midstate Connecticut, Inc.                 Delaware
   BFI Energy Systems of Niagara, Inc.                              Delaware
   BFI Energy Systems of Oyster Bay, Inc.                           Delaware
   BFI Energy Systems of Plymouth, Inc.                             Delaware
   BFI Energy Systems of Southeastern Connecticut, Inc.             Delaware
   BFI Energy Systems of Texas, Inc.                                   Texas
14 American REF-FUEL Construction of Texas, Inc.                       Texas
   BFI Energy Systems-U.K., Inc.                                    Delaware
 8 American REF-FUEL Construction of Capital District, Inc.         Delaware
 8 American REF-FUEL Construction of Delaware County, Inc.          Delaware
 BFI Environmental Management Systems, Inc.                         Delaware
 BFI Environmental Nuclear Systems, Inc.                            Delaware
   BFI Environmental NORM Systems, Inc.                             Delaware
 BFI International Finance B.V.                                  Netherlands
 BFI Investments, Inc.                                              Delaware
 BFI Medical Waste Systems, Inc.                                    Delaware
   BFI Medical Waste Systems (Atlantic), Inc.                       Delaware
   BFI Medical Waste Systems of New Jersey, Inc.                  New Jersey
   Lancaster Bio-Medical Services Corp.                         Pennsylvania
   Philadelphia Bio-Medical Services Corp.                      Pennsylvania
   BFI Medical Waste Systems (Northeast), Inc.                      Delaware
   BFI Medical Waste Systems (South Central), Inc.                 Tennessee
   Health Management, Inc.                                         Tennessee
   Bio-Tech Services, Inc.                                          Missouri
   BFI Medical Waste Systems (Steel), Inc.                          Delaware
   BFI Medical Waste Systems (Southeast), Inc.                      Delaware
   BFI Medical Waste Systems of Arizona, Inc.                       Delaware
   BFI Medical Waste Systems of California, Inc.                    Delaware
   BFI Medical Waste Systems of Colorado, Inc.                      Colorado
   RxTHERMAL of Colorado, Inc.                                      Colorado
   BFI Medical Waste Systems of Illinois, Inc.                      Delaware
   BFI Medical Waste Systems of Iowa, Inc.                              Iowa
   BFI Medical Waste Systems of Minnesota, Inc.                     Delaware
   BFI Medical Waste Systems of Oregon, Inc.                        Delaware
   BFI Medical Waste Systems of Utah, Inc.                          Delaware
   BFI Medical Waste Systems of Washington, Inc.                    Delaware
   Merrimack Valley Medical Services Company, Inc.             Massachusetts
   EnviroMed, Inc.                                             Massachusetts
   Port of Albany Medical Waste Facility New York, Inc.             New York
 BFI of Albion, Inc.                                                New York
 BFI of Metro New York, Inc.                                        Delaware
 BFI Organics, Inc.                                                 Delaware
 BFI Services Group, Inc.                                         California
 BFI of Ponce, Inc.                                              Puerto Rico
 BFI Northern Transfer, Inc.                                        Delaware
 BFI Pharmaceutical Services, Inc.                                  Delaware
 BFI Recycling Systems of Minnesota, Inc.                          Minnesota
 BFI Recycling of New Jersey, Inc.                                New Jersey
 BFI Special Services, Inc.                                         Delaware
 BFI Twin Cities Recyclery, Inc.                                   Minnesota
 BFI Waste Systems of Indiana, Inc.                                  Indiana
 BFI Waste Systems of North America, Inc.                           Delaware
   BFI Transportation, Inc.                                         Delaware
   BFI Waste Systems of Michigan, Inc.                              Delaware
   BFI Waste Systems of Ohio, Inc.                                  Delaware
   Isler's Refuse Service, Inc.                                         Ohio
   Karas Trucking Co., Inc.                                             Ohio
   Lorain County Resource Recovery Complex, Inc.                    Delaware
   Youngstown BFI Waste Systems, Inc.                                   Ohio
 BFI Whispering Oaks Sanitary Landfill, Inc.                        Missouri
 Browning-Ferris, Inc.                                              Delaware
   BFI Amarillo Landfill, Inc.                                         Texas
   BFI Crude Oil Recovery Brokering, Inc.                              Texas
   BFI de Mexico, S.A. deC.V.                                         Mexico
   BFI Medical Waste Systems of Texas, Inc.                            Texas
   BFI Waste Systems, Inc.                                             Texas
   Browning-Ferris Industries of Louisiana, Inc.                   Louisiana
   Health Management of New Orleans, Inc.                          Louisiana
   Ninety Plus, Inc.                                               Louisiana
   RMRR, Inc.                                                          Texas
 Browning-Ferris, Inc.                                              Maryland
   BFI Transfer Systems of Maryland, Inc.                           Maryland
   Mon Valley Sanitary Landfill, Inc.                           Pennsylvania
   TRC, Inc.                                                    Pennsylvania
 Browning-Ferris Industries Chemical Services, Inc.                   Nevada
 Browning-Ferris Industries, Inc.                              Massachusetts
   Northern Disposal, Inc.                                     Massachusetts
   Suburban Disposal Co., Inc.                                 Massachusetts
 Browning-Ferris Industries Ltd.                                     Ontario
   389343 Alberta Ltd.                                               Alberta
34 Eldridge Finance Company                              Republic of Ireland
   Contenants - Rebut Cadi Ltee                                       Quebec
   Usine de Triage Lachenaie Inc.                                     Quebec
   BFI Energy Inc.                                                    Quebec
 2 Environmental Waste Systems, Inc.                                 Ontario
   10133 Newfoundland Limited                                   Newfoundland
 Browning-Ferris Industries (DC), Inc.                              Delaware
 Browning-Ferris Industries of Alabama, Inc.                         Alabama
 Browning-Ferris Industries of Arizona, Inc.                        Delaware
 Browning-Ferris Industries of Arkansas, Inc.                       Arkansas
 Browning-Ferris Industries of California, Inc.                   California
   American Sheds, Inc.                                           California
   Azusa Land Reclamation Co., Inc.                               California
   BFI Riverside, Inc.                                            California
32 Mine Reclamation Corporation                                   California
   BFIC, Inc.                                                     California
   Keller Canyon Landfill Company                                 California
   Los Angeles BFI Industries, Inc.                               California
   Loma Linda Disposal Company, Inc.                               California
33 Pleasant Hill Bayshore Disposal, Inc.                           California
 Browning-Ferris Industries of Colorado, Inc.                        Colorado
   Jeffco Land Reclamation Company                                   Colorado
   RPS, Inc.                                                         Colorado
 Browning-Ferris Industries of Connecticut, Inc.                     Delaware
 Browning-Ferris Industries of Falls Township, Inc.              Pennsylvania
 Browning-Ferris Industries of Florida, Inc.                         Delaware
   Tanis Leasing Company                                              Florida
 Browning-Ferris Industries of Georgia, Inc.                          Georgia
   BFI Tire Recyclers of Georgia, Inc.                                Georgia
   BGS of Georgia, Inc.                                               Georgia
   Browning-Ferris Industries of Atlanta, Inc.                       Delaware
 3 UWL, Inc.                                                          Georgia
 Browning-Ferris Industries of Hawaii, Inc.                          Delaware
 Browning-Ferris Industries of Idaho, Inc.                              Idaho
 Browning-Ferris Industries of Illinois, Inc.                        Delaware
   Brooks Disposal Service, Inc.                                     Illinois
11 Congress Development Co.                                          Illinois
   E&E Hauling, Inc.                                                 Illinois
   Hoving and Sons, Inc.                                        West Virginia
   Oak Brook Disposal, Inc.                                          Illinois
 Browning-Ferris Industries of Indiana, Inc.                          Indiana
 Browning-Ferris Industries of Iowa, Inc.                                Iowa
 Browning-Ferris Industries of Kansas City, Inc.                     Missouri
 Browning-Ferris Industries of Kansas, Inc.                            Kansas
 Browning-Ferris Industries of Kentucky, Inc.                        Delaware
   Browning-Ferris Industries of Owensboro, Inc.                     Delaware
 Browning-Ferris Industries of Maine, Inc.                           Delaware
 Browning-Ferris Industries of Marion County, Inc.                   Delaware
 Browning-Ferris Industries of Michigan, Inc.                        Michigan
 Browning-Ferris Industries of Minnesota, Inc.                      Minnesota
   Action Disposal System, Inc.                                     Minnesota
   BFI Tire Recyclers of Minnesota, Inc.                            Minnesota
 Browning-Ferris Industries of Mississippi, Inc.                  Mississippi
 Browning-Ferris Industries of Mississippi Valley, Inc.              Missouri
 Browning-Ferris Industries of Montana, Inc.                           Nevada
 Browning-Ferris Industries of Nebraska, Inc.                        Nebraska
   BFI Recycling Systems of Nebraska, Inc.                           Nebraska
 Browning-Ferris Industries of New Hampshire, Inc.              New Hampshire
   Hooksett Recycling & Processing Center, Inc.                 New Hampshire
 Browning-Ferris Industries of New Jersey, Inc.                    New Jersey
   BFI Palisades, Inc.                                             New Jersey
   BFI Transfer Systems of New Jersey, Inc.                        New Jersey
   Browning-Ferris Industries of Central Jersey, Inc.                Delaware
   Browning-Ferris Industries of Elizabeth, N.J., Inc.             New Jersey
   Browning-Ferris Industries of Gloucester, N.J., Inc.            New Jersey
   Browning-Ferris Industries of North Jersey, Inc.                New Jersey
   Browning-Ferris Industries of Paterson, N.J., Inc.              New Jersey
   Browning-Ferris Industries of South Jersey, Inc.                New Jersey
   Browning-Ferris Industries of Western Jersey, Inc.              New Jersey
   Browning-Ferris Industries of Southwestern Jersey, Inc.         New Jersey
   Browning-Ferris Industries Waste Control, Inc.                    Delaware
 Browning-Ferris Industries of New York, Inc.                        New York
   Browning-Ferris Industries of Eagle, New York, Inc.                  Texas
   Van Buren Services Inc.                                           New York
 Browning-Ferris Industries of Northern Michigan, Inc.               Michigan
 Browning-Ferris Industries of Ohio and Michigan, Inc.                   Ohio
   Comet Enterprises, Inc.                                               Ohio
 Browning-Ferris Industries of Oregon, Inc.                            Oregon
 Browning-Ferris Industries of Oyster Bay, Inc.                      Delaware
 Browning-Ferris Industries of Pennsylvania, Inc.                    Delaware
   Homestand Land Corp.                                          Pennsylvania
   Imperial Landfill Company, Inc.                               Pennsylvania
   New Morgan Landfill Company, Inc.                             Pennsylvania
 Browning-Ferris Industries of Philadelphia, Inc.                Pennsylvania
 Browning-Ferris Industries of Pinal County, Inc.                     Arizona
 Browning-Ferris Industries of Puerto Rico, Inc.                  Puerto Rico
 Browning-Ferris Industries of Quincy, Illinois, Inc.                    Iowa
   Longview of Northeast Missouri, Inc.                              Missouri
 Browning-Ferris Industries of Rhode Island, Inc.                    Delaware
 Browning-Ferris Industries of Rochester, Inc.                      Minnesota
   George Fenske Sanitary Service, Inc.                             Minnesota
 Browning-Ferris Industries of South Atlantic, Inc.            North Carolina
   CMS Development Corp.                                       North Carolina
 Browning-Ferris Industries of Southern Illinois, Inc.               Delaware
 Browning-Ferris Industries of Southeastern Michigan, Inc.           Michigan
 Browning-Ferris Industries of Southwest Virginia, Inc.              Virginia
 Browning-Ferris Industries of Springfield, Inc.                     Missouri
   Springfield Relay Systems, Inc.                                   Missouri
 Browning-Ferris Industries of St. Louis, Inc.                       Delaware
   BFI Modern Landfill, Inc.                                         Illinois
   Halls Ferry Investments, Inc.                                     Missouri
   Jeffco Land Reclamation, Inc.                                     Missouri
   Longview of St. Louis, Inc.                                       Missouri
   Schroder Solid-Waste Service, Inc.                                Missouri
 2 The Trash Men, Inc.                                               Missouri
 Browning-Ferris Industries of Tennessee, Inc.                      Tennessee
   Jefferson Pike Landfill, Inc.                                     Delaware
   Middle Tennessee Recyclery, Inc.                                 Tennessee
   T.R.A.S.H., Inc.                                                 Tennessee
 Browning-Ferris Industries of Utah, Inc.                                Utah
 Browning-Ferris Industries of Vermont, Inc.                          Vermont
 Browning-Ferris Industries of Washington, Inc.                    Washington
 Browning-Ferris Industries of West Virginia, Inc.                   Delaware
 Browning-Ferris Industries of Wisconsin, Inc.                      Wisconsin
 2 A-C Trucking Company, Inc.                                       Wisconsin
   River City Refuse Removal, Inc.                                  Wisconsin
   Town & Country Waste Service, Inc.                               Wisconsin
   Troy Area Landfill, Inc.                                         Wisconsin
 Browning-Ferris Industries of Wyoming, Inc.                          Wyoming
 BFI International, Inc.                                             Delaware
   BFI Atlantic, Inc.                                                Delaware
37 BFI Atlantic GmbH                                                  Germany
38 Otto Entsorgungsdienstleistung GmbH                                Germany
   BFI Waste Systems (Thailand) Limited                            Kingdom of
                                                                     Thailand
   Browning-Ferris Industries Chile, Inc.                            Delaware
36 Browning-Ferris Industries (Australia) Pty. Ltd.                 Australia
   Browning-Ferris Industries (Cranbourne) Pty. Ltd.                Australia
   Browning-Ferris Industries (N.S.W.) Pty. Ltd.                    Australia
   Browning-Ferris Industries (S.A.) Pty. Ltd.                      Australia
   Browning-Ferris Industries (Vic.) Pty. Ltd.                      Australia
   Browning-Ferris Industries Asia Pacific, Inc.                     Delaware
35 UMW-BFI Waste Services Sdn Bhd                                    Malaysia
   Browning-Ferris Industries Malaysia Sdn Bhd                       Malaysia
16 Swire BFI Waste Services Ltd.                                    Hong Kong
39 C.S.R. Macau-Companhia de Sistemas de Residuos Limitada              Macau
   Waylung Waste Collection Limited                                 Hong Kong
   Midland Waste International Limited                              Hong Kong
   Island East Transfer Station Company Limited                     Hong Kong
   Waste Care Limited                                             New Zealand
   Besco Bins (1992) Limited                                      New Zealand
   Browning-Ferris Industries (NZ) Limited                        New Zealand
   Cheep Bins Limited                                             New Zealand
   Container Rubbish Services (1992) Limited                      New Zealand
   Hopper Services (Wellington) Limited                           New Zealand
   J.R. McKeen Contractors Limited                                New Zealand
   Jumbo Bins Limited                                             New Zealand
   Waste Care Medi Safe Limited                                   New Zealand
   Winz Bins (N.Z.) Limited                                       New Zealand
   Browning-Ferris Industries de Costa Rica S.A.                   Costa Rica
   Browning-Ferris Industries Finance B.V.                        Netherlands
   Browning-Ferris Industries (Ireland) Limited           Republic of Ireland
   Falkenberg Limited                                     Republic of Ireland
   Browning-Ferris Industries (Taiwan), Ltd.                Republic of China
40 Browning-Ferris Industries Europe, Inc.                           Delaware
   BFI Acquisitions plc                                        United Kingdom
   Browning-Ferris Industries (Belgium)                               Belgium
   Browning-Ferris Industries Reinigungstechnik Gmbh                  Germany
   Browning-Ferris Industries (Deutschland) GmbH                      Germany
   Browning-Ferris Industries Europa B.V.                         Netherlands
18 Browning-Ferris Industries (Italia) S.r.l.                           Italy
   Nuova ISPA S.r.l.                                                    Italy
26 ISPA S.r.l.                                                          Italy
27 Grosso Scarl                                                         Italy
 9 Servizi Industriali S.r.l.                                           Italy
   Fineco Partecip. S.r.l.                                              Italy
19 Maddalena e Rossi S.r.l.                                             Italy
20 Impresa Maddalena S.r.l.                                             Italy
23 Ecofin S.r.l.                                                        Italy
24 Valeco S.p.A.                                                        Italy
21 Assia S.r.l.                                                         Italy
22 Imec S.r.l.                                                          Italy
   G.E.A. Italia S.r.l.                                                 Italy
   Ca' Brusa S.r.l.                                                     Italy
28 ISUC S.r.l.                                                          Italy
   Technoveneta S.r.l.                                                  Italy
   Ecoimpresa S.r.l.                                                    Italy
   Feller S.r.l.                                                        Italy
25 Eldridge Finance Co.                                                 Italy
   Browning-Ferris Industries UK Limited                       United Kingdom
   BFI Packington Limited                                      United Kingdom
   Jacksons (Warwickshire) Brickworks Limited                  United Kingdom
   Browning-Ferris Services (U.K.) Limited                     United Kingdom
   Browning-Ferris Environmental Services                      United Kingdom
   Limited
   BFI Wastecare Limited                                       United Kingdom
   BFI Coventry Limited                                        United Kingdom
   BFI Carnforth Limited                                       United Kingdom
   Browning-Ferris Industries B.V.                                Netherlands
 6 Browning-Ferris Industries Iberica, S.A.                             Spain
   Ingenieria Ambiental Alcarrena, S.A.                                 Spain
   Ingenieria Ambiental Andaluza, S.A.                                  Spain
30      Ingenieria Ambiental Antequerana, S.A.                          Spain
17 Ingenieria Ambiental Granadina, S.A.                                 Spain
   Contractes Municipals, S.A.                                          Spain
   Browning Ferris Iberica, S.A.                                        Spain
29      Castellana de Servicios, S.A. Y Transric, S.A.,                 Spain
   U.T.E.
   Transric, S.A., U.T.E.                                               Spain
   1 Transric Andalucia S.A.                                            Spain
   United Port Services S.A.                                            Spain
   Jansen Industriele reiniging en                                Netherlands
   afvalverwerking B.V.
   Jaap Van Vliet B.V.                                            Netherlands
   Riooltechnieken Nederland B.V.                                 Netherlands
   West Holland Milieu B.V.                                       Netherlands
   Koks Nilo Milieu B.V.                                          Netherlands
   Koks' Containerservice B.V.                                    Netherlands
   Zwart Vastgoed B.V.                                            Netherlands
   Koks/Nilo Recycling B.V.                                       Netherlands
   Cotraned Milieu B.V.                                           Netherlands
   A.C.D. Milieu B.V.                                             Netherlands
   Recycling Amsterdam Vastgoed B.V.                              Netherlands
   Recycling Maatschappij "Houtsnip" B.V.                         Netherlands
   Wijtrans Recycling B.V.                                        Netherlands
   Maatman Milieu B.V.                                            Netherlands
   Maatman Reiniging B.V.                                         Netherlands
   Maatman Rioolreiniging B.V.                                    Netherlands
   Maatman Afvalverwerking B.V.                                   Netherlands
   Maatman Eibergen B.V.                                          Netherlands
   R.J. Maatman Beheer B.V.                                       Netherlands
   Maatman Containers B.V.                                        Netherlands
   Wijtrans Milieu B.V.                                           Netherlands
   Spitman Industrie Service B.V.                                 Netherlands
   Groenheide Reiniging B.V.                                      Netherlands
   Kroon Beheer Urmond B.V.                                       Netherlands
        Kroon Milieu Technick B.V.                                Netherlands
   BFI Vastgoed B.V.                                              Netherlands
   West Holland Recycling B.V.                                    Netherlands
   Van Rijswijk Containers B.V.                                   Netherlands
   Lekkerkerk-Rehorst Vastgoed Combinatie B.V.                    Netherlands
   Oost Nederlandse Reinigingsdienst B.V.                         Netherlands
   Oost-Nederlandse Container Dienst B.V.                         Netherlands
   B.V. Handelsmaatschappij R.V.R.                                Netherlands
   IBA Recycling B.V.                                             Netherlands
   Spitman Chemie B.V.                                            Netherlands
        Spitman Milieu B.V.                                       Netherlands
        IBA Milieu B.V.                                           Netherlands
        Niemendal Transport B.V.                                  Netherlands
   Heerbaart Recycling B.V.                                       Netherlands
   Reinmat B.V.                                                   Netherlands
   Transportbedrijf J. van Tongeren B.V.                          Netherlands
   Browning-Ferris Industries Umwelttechnik Gesellschaft              Austria
   m.b.H.
   Latin American Environmental Services, Inc.                       Delaware
 Browning-Ferris Services, Inc.                                      Delaware
   BFI Equipment Leasing I, Inc.                                     Delaware
 Butts County Development Corp.                                       Georgia
 CECOS International, Inc.                                           New York
 2 CECOS International, Inc.                                           Nevada
   DeWatering Services, Inc.                                         Delaware
   R.R.I.E.B.S., Inc.                                                New York
 Condor Waste Transportation, Inc.                                      Texas
12 Cotecnica, C.A.                                                  Venezuela
 Dave Systems, Inc.                                                California
   Ameride Corporation                                             California
 Disposal Specialists, Inc.                                           Vermont
 Dooley Equipment Corporation                                   Massachusetts
 5 Eastern Disposal Inc.                                               Quebec
 Environmental Development Corp.                                  Puerto Rico
 ESI, Inc.                                                       Pennsylvania
 Global Indemnity Assurance Company                                  Colorado
 Hennepin Transfer, Inc.                                            Minnesota
 HL-NIW, Inc.                                                        New York
 Indoco, Inc.                                                           Texas
 International Disposal Corp. of California                        California
 International Disposal Corporation of Indiana                       Delaware
   RWCGP, Inc.                                                          Texas
 International Disposal Corporation of Kansas                          Kansas
   Landfill, Inc.                                                    Missouri
 Lake Area Disposal, Inc.                                           Wisconsin
 Land Reclamation, Inc.                                              New York
 Lanham Waste Control, Inc.                                           Georgia
 Louis Kmito & Son, Inc.                                        Massachusetts
 National Disposal Service of Nebraska, Inc.                         Nebraska
 Newco Waste Systems of New Jersey, Inc.                           New Jersey
 Niagara Landfill, Inc.                                              New York
 Niagara Recycling, Inc.                                             New York
 Pine Bend Landfill, Inc.                                           Minnesota
 R.L. Equity Corp.                                                  Minnesota
 Refuse Transfer, Inc.                                              Minnesota
 Removal, Inc.                                                     California
 Residential Service, Inc.                                           Nebraska
 Risk Services, Inc.                                                 Delaware
 Seaboard Refuse, Inc.                                               Delaware
 Waste Disposal, Inc.                                                  Kansas
 Wasteco, Inc.                                                     California
 West Roxbury Crushed Stone Co.                                 Massachusetts
 Westowns Disposal Systems, Inc.                                      Wyoming
 Woodlake Sanitary Service, Inc.                                    Minnesota
33 VHG, Inc.                                                        Minnesota
 4 Minneapolis Refuse, Incorporated                                 Minnesota
______________________
Parent-subsidiary relationships are indicated by indentations. Except as otherwise indicated by symbol preceding the name, 100% of the voting securities of each of the subsidiaries is owned by the indicated parent of such subsidiary.

 1 66-2/3% owned
 2 Namesaver corporation.  No stock issued at this time
 3 100% of Preferred Stock of UWL, Inc. owned by Browning-Ferris Industries of Georgia, Inc.
 4 9% of stock owned by Woodlake Sanitary Service, Inc.
 5 50% owned by Browning-Ferris Industries, Ltd.
     50% owned by Browning-Ferris Industries, Inc. (Delaware)
 6 82.23% owned by Browning-Ferris Industries B.V.
   10.18% Carlos Benjumea
       1.11% Grup Liga Financera
    2.78% Unidades Moviles
    2.88% Jaime Ventura
     .82% Luis Basteiro
 8 No stock issued at this time
 9 50% owned by Browning-Ferris Industries (Italia) S.r.l. and
   50% owned by outside party
10 49% owned
11 50% owned by Browning-Ferris Industries of Illinois, Inc. and
     50% John Sexton Sand and Gravel Corp.
12 45% owned
13 50% owned by BFI Energy Systems of Essex County, Inc. and
     50% owned by Air Products Ref-Fuel of Essex County, Inc.
14 50% owned by BFI Energy Systems of Texas, Inc.
     50% owned by Air Products Ref-Fuel of Texas, Inc.
15 50% owned by BFI Energy Systems of Lehigh Valley, Inc. and
     50% owned by Air Products Ref-fuel of Lehigh Valley, Inc.
16 50% owned by Browning-Ferris Indsutries Asia Pacific, Inc. and
   50% owned by Swire Engineering Limited
17 90% owned by Browning-Ferris Industries Iberica S.A.
     10% owned by Granada Municipality
18 95% owned by Browning-Ferris Industries Europe, Inc.
   5% owned by BFI International, Inc.
19 80% owned by Browning-Ferris Industries (Italia) S.r.l.
   20% owned by Fineco S.r.l.
20 99.23% owned by Maddalena e Rossi S.r.l.
   .77% owned by Browning-Ferris Industries (Italia) S.r.l.
21 95% owned by Imp. Maddalena
   5% owned by Maddalena and Rossi
22 80% owned by Imp. Maddalena
   20% owned by Maddalena and Rossi
23 37.5% owned by Impresa Maddalena S.r.l.
   67.5% owned by outside party
24 80% owned by Ecofin S.r.l.
   20% owned by outside party
25 1% owned by Browning-Ferris Industries (Italia) S.r.l.
   99% outside party
26 80% owned by Browning-Ferris Industries (Italia) S.r.l.
   20% owned by Impresa Maddelena S.r.l.
27 65% owned by ISPA S.r.l.
   35% owned by outside party
28 44% owned by G.E.A. Italia
   56% owned by outside party

29 50% owned by Browning Ferris Iberica, S.A.
     50% owned by Castellana de Servicios, S.A.
30 80% owned by Ingenieria Ambiental Andaluza, S.A.
     20% owned by Antequera Municipality
31 47.76% owned by Browning-Ferris Industries Iberica, S.A.
     52.24% owned by Browning Ferris Iberica, S.A.
32 50% owned by BFI Riverside, Inc.
33 50% owned by Woodlake Sanitary Service, Inc.
34 99% owned by Browning-Ferris Industries Ltd. and
     1% owned by Browning-Ferris Industries (Italia) S.r.l.
35 49% owned by Browning-Ferris Industries Asia Pacific, Inc.
     51% owned by UMW Industries (1985) Sdn Bhd
36    99% owned by BFI International, Inc.
    1% owned by Browning-Ferris Industries Asia Pacific, Inc.
37    50% owned by BFI International, Inc.
   50% owned by BFI Atlantic, Inc.
38 (Subsidiaries of this Company are not listed herein)
   50% owned by BFI Atlantic GmbH
   50% owned by Otto Holding International B.V.
39    70% owned by Swire BFI Waste Services Limited
   30% owned by Noriente-Gestao de Participacoes Limited
40 49,999 ordinary shares owned by Browning-Ferris Industries Europe, Inc. 1 ordinary share is held by nominee shareholder, Browning-Ferris Industries UK Limited